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                                                               EXHIBIT 23.2

                    CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors

Host Marriott Corporation:

  We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                     KMPG Peat Marwick LLP

San Diego, California

February 27, 1996